Non-Invasive Tests for the Identification of Gynecologic Disease


eppendorf

Corporate Presentation
September 2024

Safe Harbor

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These forward-looking statements include, among others, statements about the strategies and objectives of Aspira Women's Health Inc. (the "Company"), including product and financial goals, potential addressable market and revenue opportunity, potential product expansion, anticipated timing of product launches and expected development of commercial relationships. The Company's actual results may differ materially from the views expressed in these forward-looking statements. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties inherent in the Company's business and including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024.

Aspira Women's Health Investment Highlights

Revenue Generating Company	**Revenue generating commercial diagnostics company** focused on products to aid in the detection of gynecologic disease
Steady Growth Metrics	Year-over-year **volume and revenue growth since 2020**
Novel Products	OvaSuite℠ (OvaWatch & Ova1Plus) **proprietary, AI-powered blood tests** to assess the risk of ovarian cancer in an adnexal mass
Innovative Pipeline	**$1B pipeline opportunity** in ovarian cancer and endometriosis
Market Access & Reimbursement	Medicare reimbursement of OvaWatch® and Ova1Plus® established at **$897 per test** and reimbursement by numerous commercial and state Medicaid plans
Experienced Management	**Mission-driven executives** with relevant experience and proven success in small and mid-cap companies, including in women's health and diagnostics

ASPIRA WOMEN'S HEALTH

An Experienced Executive Team



Nicole Sandford
Chief Executive Officer

Deloitte.



Sandra Milligan, MD, JD
President

ORGANON

MERCK

Genentech
A Member of the Roche Group

AMGEN



John Kallassy
Interim Chief Financial Officer

TORIGEN Pharmaceuticals

Jaguar Health

Bactana® Good bacteria. Better world.



Michelle Snider
SVP, Commercial Strategy & Operations

sema4

SONIC REFERENCE LABORATORY

Myriad genetics

ASPIRA WOMEN'S HEALTH

Our Portfolio of Commercial Products and Pipeline

Ovarian Cancer

		U.S. TAM Patients/Year	In Development	Marketed
OvaSuite℠	Ova1 plus®	200-400K		
	OvaWATCH®	2.0-4.0 M		
	Ova MDx	1.2-1.5M		Dana-Farber Cancer Institute

Endometriosis

	U.S. TAM Patients/Year	In Development	Marketed
EndoCHECK℠	2.5M		
EndoMDx	6.5M		Dana-Farber Cancer Institute; Medical University of Lodz; Brigham and Women's Hospital, Founding Member, Mass General Brigham

ASPIRA WOMEN'S HEALTH

Total Addressable Market (TAM)

Our Suite of Commercial Products

ASPIRA WOMEN'S HEALTH

Historical Clinical Consideration for Women with an Adnexal Mass



1. Patient presents with vague abdominal bloating that is recurring frequently.
2. An internet search tells her it could be anything from IBS to cancer, driving confusion & frustration.
3. She visits her ObGyn. Physical exam is unremarkable. ObGyn includes possible ovarian cancer in differential diagnosis.
4. Complete workup includes orders for an ultrasound and bloodwork.
5. While waiting for her appointment, patient starts to worry and consults with family, friends and Dr. Google.
6. At the ultrasound appointment, they find a 6cm mass.

   It has a few suspicious features, but not overtly malignant and is ruled indeterminate.



Healthcare providers may decide "it's better to be safe than sorry" and schedule surgery to remove the mass and/or ovaries.

Historical Treatment Paradigm Leads to Negative Outcomes

1.2M+ women in the US present with an adnexal mass each year, of which 200,000 will be referred for surgery.
Most of those surgeries are performed on women without a malignancy.
In the US, women with ovarian cancer will wait an average of 24 weeks to be diagnosed – the longest of anywhere in the developed world.

Traditional methods of diagnosis are ineffective

- Non-surgical tissue sample may result in dissemination of cancer cells
- Ultrasounds are rarely definitive
- Off-label use of CA-125 is not sensitive or specific for diagnosis

Leads To

Late-stage cancer detection and unnecessary surgery

- 65% of ovarian cancers are found at Stages III and IV when 5-year survival rate is less than 30%
- 80%+ of women that undergo surgery to remove their ovaries do NOT have cancer

Blood Tests to Understand Malignancy Risk for Every Woman with an Adnexal Masses

Right Patient. Right Treatment. Right Time.

OvaSuite℠

OvaWATCH®

Non-Surgical Management

For the initial and periodic assessment of risk when an adnexal mass is likely benign or indeterminate in nature

Negative Predictive Value (NPV) = 99.4%

Ova1plus®

Planned for Surgery

A reflex process for women with an adnexal mass that are planned for surgical intervention

Has a sensitivity of 96% with clinical assessment. Adding the reflex process improves specificity to 72%.

ASPIRA WOMEN'S HEALTH

OvaSuite℠ Designed to Address a Significant Unmet Need in Gynecologic Care

U.S. Total Addressable Market (TAM)
Patients/Year



May 2024
OvaWATCH
Longitudinal Monitoring
2.0M–4.0M
December 2022
OvaWATCH
1.2M–1.5M
June 2018
Ova1 plus
200k–
400k

The number of patients who benefit from our tests has increased with each expansion of the OvaSuite portfolio.

With the launch of the monitoring feature of OvaWatch, we believe **the addressable market is now 10x** that of the original Ova1Plus test.

OvaWATCH® | For Initial and Ongoing Assessment of Ovarian Cancer Risk

OvaWatch is a non-invasive test intended for use in assessing the risk of ovarian cancer for women with adnexal masses that are likely benign or cannot be classified by initial clinical assessment (indeterminate).

With its superior negative predictive value, OvaWatch allows physicians to confidently choose the appropriate initial and ongoing clinical management path for their patients.

OvaWATCH®

PATIENT INFORMATION
Last Name: OVAWATCHREPORT
First Name: NEW
MRN:
DOB:01/01/1992
Age: 31
Ethnicity: CAUCASIAN
Clinical Info: Premenopausal

PROVIDER INFORMATION
Ordering Provider: TEST PHYSICIAN
Practice Name: TEST CLIENT
Street Address: TEST ADDRESS
City, State, Zip: TEST ADDRESS
Tel: TEST PHONE
Fax:
Copy-to-Physician:
Fax:

LAB INFORMATION
Accession No: AZ002686
Client No: TEST
Collection Date: 08/08/2023
Received Date: 08/08/2023
Report Date: 08/08/2023
Comments:

Results:	Score	Status	Reference Range	NPV*	PPV**
OvaWATCH®	2.5	Low probability of malignancy	Low probability of malignancy <5.0 Indeterminate ≥5.0	99%	N/A

OvaWatch® Scores

Report date: **17 August 2022**

LOW PROBABILITY OF MALIGNANCY

OvaWatch result indicates a low probability of malignancy for this adnexal mass. Consultation with gynecology and monitoring is recommended. If indicated, follow up imaging and clinical studies.

Collection Date:	30-Jul-22	8-Nov-22	8-Aug-23
OvaWatch Score:	2.6	2.4	2.1

The scores shown were determined at the time points indicated.
No conclusion can be drawn from the score changes from point to point.

NR: No Result; TNP: Test Not Performed

ASPIRA WOMEN'S HEALTH

Strong Evidence to Support OvaWatch for Adnexal Mass Management

"Ovarian Cancer Surgical Consideration is Markedly Improved by the Neural Network Powered-MIA3G Multivariate Index Assay" published in Frontiers in Medicine (May 2024)

Use of OvaWatch may have significantly reduced surgical intervention in women with benign adnexal masses.

- **77%** of premenopausal women
- **59%** of asymptomatic women
- **62%** of all women



frontiers | Frontiers in Medicine

Check for updates

OPEN ACCESS

RECEIVED 22 January 2024
ACCEPTED 11 April 2024
PUBLISHED 02 May 2024

Ovarian Cancer surgical consideration is markedly improved by the neural network powered-MIA3G multivariate index assay

Manjusha Roy Choudhury[1], Todd C. Pappas[1], Leo B. Twiggs[2], Emma Caoili[1], Herbert Fritsche[4] and Ryan T. Phan[1,2,*]

Background: Surgery remains the main treatment option for an adnexal mass suspicious of ovarian cancer. The malignancy rate is, however, only 10–15% in women undergoing surgery. This results in a high number of unnecessary surgeries. A surveillance-based approach is recommended to form the basis for surgical referrals. We have previously reported the clinical performance of MIA3G, a deep neural network-based algorithm, for assessing ovarian cancer risk. In this study, we show that MIA3G markedly improves the surgical selection for women presenting with adnexal masses.

Methods: MIA3G employs seven serum biomarkers, patient age, and menopausal status. Serum samples were collected from 785 women (IQR: 39–55 years) across 12 centers that presented with adnexal masses. MIA3G risk scores were

ASPIRA WOMEN'S HEALTH

Ova1Plus is a proprietary reflex process

Included in Guidelines for Adnexal Mass Management

ACOG
The American College of Obstetricians and Gynecologists

Ova1 performs better than off-label use of CA-125 alone

Ovarian malignancies properly identified by Ova1 that were missed by CA-125


59%

Market Access and Reimbursement

We aim to make our OvaSuite of products available to all women

Medicare $897[a]

Medicaid Available in 9 states

Anthem	Cigna	Louisiana	CareFirst	United Healthcare	Medicare Advantage
HIGHMARK	Blue Cross Blue Shield of Michigan	BlueCross BlueShield of Illinois	TRICARE	WellCare Health Plans	BlueCross BlueShield of Texas

[a] 2024 Laboratory Test Fee Schedule for OvaWatch and Ova1Plus

ASPIRA WOMEN'S HEALTH

Our Development Pipeline

Aspira's Advantages

- Existing protein-based FDA approved test
- Exclusive rights to miRNA identified by Dana Farber
- Experience in AI developed tests and proprietary algorithms
- Brand recognition with healthcare providers
- Access to large biobank for verification and validation

OvaMDx Assay Features

A promising new AI-powered blood test to aid in the identification of ovarian cancer in women diagnosed with an adnexal mass.

- Non-invasive, blood-based assay utilizing multiple, differentiating biomarkers
- Combines Aspira's protein biomarkers with miRNAs licensed from Dana Farber and clinical data in a proprietary algorithm for:
  - Improved specificity for all stage cancers vs. proteins alone
  - Improved sensitivity for early-stage cancers vs. proteins alone
- Platform migration in process with CRO partner

Development Pathway

OvaMDx is an AI-powered multivariate blood test for the identification of ovarian cancer in women diagnosed with an adnexal mass. AWH has an exclusive license for the Dana Farber miRNA technology.

Discovery: Complete	Design: In Process	Verification & Validation	Regulatory & Launch
miRNA signature published using NGS and qPCR Establish miRNA detection feasibility on BioRad ddPCR Establish performance of initial combined protein/miRNA signature	Establish miRNA analytical properties on ddPCR Down-select miRNAs Complete miRNA/protein algorithm revision Complete assay design inputs Software design inputs	Complete Algorithm and software design outputs Algorithm/ Assay Design freeze Initial Reagent Lot Manufacture Analytical and Clinical Validations	Regulatory strategy for efficient registration/ clearance pathway Commercialization and launch activities

Endometriosis: A Diagnostic Dilemma

Endometriosis is a debilitating condition in which tissue similar to the lining of the uterus grows outside the uterus.
It affects an estimated 6.5 million women in the US alone.
Only 50% of women who undergo a laparoscopic procedure are diagnosed with endometriosis.

Lack of effective tools for diagnosis

- Symptoms overlap with other conditions
- Currently requires an invasive procedure, typically laparoscopy with or without histologic verification

Leads to:

Potentially long times to diagnosis

- 4-11 years from first symptom onset to surgical diagnosis
- Symptoms may be ignored by patient or dismissed by physician

ASPIRA WOMEN'S HEALTH

First-ever Protein-based Assay for Diagnosis of Endometriomas

Aspira's Advantages

- FDA-approved platform
- Validating in CLIA/CAP/NY/CA/MD/PA/RI state-approved laboratory
- Experienced in AI developed tests utilizing protein biomarkers and proprietary algorithms

EndoCheck Assay Features

Designed to aid in the diagnosis of endometriomas, which are present in approximately 40%+ of women with endometriosis.

- Non-invasive, blood-based assay utilizing multiple, differentiating biomarkers
- Proprietary algorithm leverages core Aspira technologies and experience
- Developed with histology confirmed endometriosis and appropriate control cohorts

Currently running clinical validation with additional patient samples in CLIA-certified laboratory environment

Identification of Endometriomas with an AI-powered Protein Algorithm

Prediction Values for subsets of Oxford Dataset presented at Society of Reproductive Investigation (March 2024)



Probability Plot
No Endometriosis
Endometrioma

Clear grouping of the endometrioma populations from non-endometriomas.

First-of-its-kind blood test with preliminary accuracy of 85% for the identification of endometriomas and preliminary specificity of 90-93%.

Performance of the EndoCheck algorithm was verified using statistically significant set of histologically confirmed samples obtained from the University of Oxford.

Additional validation is currently in process with approximately 400 samples collected from our ongoing clinical study. Data is expected to be available in the second half of 2024.

"If a physician can rule out ovarian cancer with OvaWatch and rule in or out endometrioma using EndoCheck, it allows for more confidence in understanding the diagnosis prior to initiating a treatment plan." -Kevin Elias, M.D., Gynecologic Oncologist and leading researcher

Development Pathway

EndoCheck is an AI-powered multivariate blood test to aid in the diagnosis of endometrioma, an endometriosis mass located on the ovary

Discovery: Complete

Protein signature pattern discovered at Aspira has been verified for endometrioma with samples from Oxford University

Design: Complete

Down-select protein biomarkers and refined algorithm for endometrioma

Verification & Validation

Verified in three separate cohorts (Oxford, DFCI and AWH)

Ongoing validation with prospective clinical study samples

Regulatory & Launch

Regulatory strategy for efficient registration/ clearance pathway

Commercialization and launch strategy TBD

Protein + miRNAs-based Assay for Diagnosis of All Types of Endometriosis

Aspira's Advantages

- Leverages OvaMDx platform development
- Ongoing clinical study providing samples to complete development
- AI expertise

EndoMDx Assay Features

EndoMDx is being designed to aid in the diagnosis of all endometriosis, including the 60% not attributed to endometrioma.

- Expands patient population beyond endometrioma
- Non-invasive, blood-based assay utilizing proteins, clinical factors, and miRNAs
- Proprietary IP for miRNAs identified by DFCI under terms of our Sponsored Research Agreement
- Platform migration underway for simple ddPCR test for OvaMDx; EndoMDx will follow on same BioRad platform

Development Pathway

EndoMDx is an AI-powered multivariate blood test to aid in the diagnosis of all endometriosis

Discovery: In Process

miRNA and protein candidate features for endometriosis discovered at DFCI under sponsored RD agreement

Establish miRNA detection feasibility on BioRad ddPCR

Establish protein detection feasibility on commercial clinic platform

Design

Establish miRNA analytical properties on ddPCR

Down-select miRNAs

Down-select proteins

Complete miRNA/protein algorithm revision

Complete assay design inputs

Software design inputs

Verification & Validation

Complete Algorithm and software design outputs

Algorithm/Assay Design freeze

Initial Reagent Lot Manufacture

Analytical and Clinical Validations

Regulatory & Launch

Regulatory strategy for efficient registration/ clearance pathway

Commercialization and launch activities

2024 Product Development Milestones

- ✓ 1. Publication of OvaWatch Longitudinal Monitoring Manuscript and Commercial Launch of Expanded Application
- ✓ 2. Publication of OvaWatch Surgical Selection Manuscript
- ✓ 3. Publication and Presentation of EndoCheck Abstract (with Oxford University) at SRI on 3/15/24
- 4. Publication of MDx Related Manuscript(s)
- 5. Research Grant Applications/Approvals
- 6. Launch of EndoCheck
- 7. FDA Submission for OvaWatch
- 8. BioRad platform migration for OvaMDx and EndoMDx

ASPIRA WOMEN'S HEALTH

Operations

Financial Performance Snapshot

Q2 2024 YoY Comparison

Product Volume 3%


6,289
6,471
Q2 2023
Q2 2024

Gross Margin -480bps


64%
59%
Q2 2023
Q2 2024

Product Revenue -2.7%


$2.5M
$2.4M
Q2 2023
Q2 2024

Sales & Marketing 21%


$1.8M
$2.1M
Q2 2023
Q2 2024

Balance Sheet

Adjusted cash as of June 30, 2024:	$5.0M*
2024 Operating cash utilization target:	$13 to $14.5M

Cash Used in Operations (in Millions)


Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
$8.0
$7.4
$10.2
$6.3
$7.5
$7.1
$5.7
$3.4
$3.3
$3.5
$4.4
$3.7

* Includes cash, cash equivalents and the gross proceeds from two transactions completed in July of 2024.

ASPIRA WOMEN'S HEALTH

Sales Force Productivity: Doing More with Less

Shift to targeted marketing, turn-over of underperforming territories, commercial partnerships and inside sales led to **consistent improvement** in the number of tests sold by each full-time sales representative.



OvaSuite Volume Per Sales Rep* (Field and Inside Sales Included)
2022
2023
2024
170
298
364
204
349
415
187
321
202
333
Q1
Q2
Q3
Q4

Team of 16 field sales reps as of June 20, 2024

- Average **tenure of 2+ yrs**
- **203 years** of combined sales experience
- **87 years** of combined women's health sales experience

*Calculated by dividing total volume per quarter by the average of the number of reps on the first and last days of the quarter.

OvaSuite℠ Field and Inside Sales Performance

Strategic refresh of commercial capabilities have resulted in steady increases in volume at a lower cost.



Quarterly Test Volume and Sales & Marketing Expense
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Test Volume
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
S&M Expense Millions
Higher volume with much lower cost.
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2019 2020 2021 2022 2023 2024
OvaSuite Volume
S&M Expense

ASPIRA WOMEN'S HEALTH

2024 Key Growth Drivers

OvaSuite Adoption and Growth

Complete commercial refresh to capture the large patient population of women with adnexal masses

Market Access and Reimbursement

Expand OvaSuite payer adoption and improve average unit price

Accelerate Innovation and R&D

Planned expansion of product portfolio

Collaboration Opportunities

Secure additional development and commercial partnerships

ASPIRA WOMEN'S HEALTH

ASPIRA WOMEN'S HEALTH®



Contact Us

Nicole Sandford
Chief Executive Officer
investors@aspirawh.com